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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 of the
                         Securities Exchange Act of 1934

                         Date of Report: August 1, 1995
                 Date of Earliest Event Reported: July 27, 1995

                            TCI COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            0-5550                                        84-0588868
      (Commission File Number)              (I.R.S. Employer Identification No.)

                                TERRACE TOWER II
                                5619 DTC Parkway
                         Englewood, Colorado 80111-3000
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 267-5500

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ITEM 5.           OTHER EVENTS.

                  Pursuant to a registration statement on Form S-3 (File No. 33-60982) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on July 26, 1993, the Registrant has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and certain other securities of the Company, for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies). Reference is made to the Registration Statement for further information concerning the terms of the Debt Securities registered pursuant to the Registration Statement and the offering thereof.

                  On July 27, 1995, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.1 to the Registration Statement, was executed by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, as representatives (the "Representatives") of the several underwriters named therein (the "Underwriters") providing for the sale by the Registrant to, and the offering to the public by, the Underwriters of $350,000,000 principal amount of the Registrant's 8% Senior Notes due August 1, 2005 (the "Notes") and $750,000,000 principal amount of the Registrant's 8 3/4% Senior Debentures due
August 1, 2015 (the "Debentures" and, together with the Notes, the "Securities"), both of which are a series of senior Debt Securities. The net proceeds to the Registrant from the sale of the Securities will be

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$1,085,212,500, before deducting expenses of the Registrant. The Underwriting
Agreement is filed as Exhibit 1.1 hereto. The Registrant has estimated that expenses of $100,000 will be payable by it in connection with the sale of the Securities.

                  The Securities will be issued pursuant to an indenture, dated as of July 26, 1993, in the form filed as Exhibit 4.9 to the Company's Current Report on Form 8-K, dated July 26, 1993, as amended and supplemented by a First Supplemental Indenture, dated as of September 13, 1994 in the form filed as
Exhibit 4.1 to the Company's Current Report on Form 8-K, dated September 21, 1994 (as so amended and supplemented, the "Indenture"), between the Company and Shawmut Bank Connecticut, National Association, as Trustee. The description of certain provisions of the Indenture and the Securities and information concerning the terms of their purchase and offering to the public by the Underwriters, are incorporated herein by reference (i) to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated July 27, 1995 (the "Prospectus"), and (ii) to the sections entitled "Description of Securities" and "Underwriting" in the Prospectus Supplement thereto, dated July 27, 1995 (the "Prospectus Supplement"), each of which has been filed with the Commission pursuant to Rule 424(b) under the Act. The form of Note and the form of Debenture are filed as Exhibits 4.1 and 4.2 hereto, respectively.

                  Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated May 24, 1993, rendered to the Registrant by Baker & Botts, L.L.P., counsel to the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On July 31, 1995, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the

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"Opinion") as to such matters specifically relating to the Securities. A copy of the opinion is filed as Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "Consent") to the reference to its name in the Prospectus Supplement.

                  The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the form of Note, the form of Debenture, the Opinion and the Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreement, the form of Note, the form of Debenture, the Opinion, the Consent or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         Exhibits

         1.1 Underwriting Agreement, dated July 27, 1995, between the Representatives on behalf of the several Underwriters named in Exhibit B thereto and the Registrant.

         4.1      Form of 8% Senior Note due August 1, 2005.

         4.2      Form of 8 3/4% Senior Debenture due August 1, 2015.

         5.1 Opinion, dated July 31, 1995, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the Securities.

         24.1     Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 1995

                                        TCI COMMUNICATIONS, INC.
                                                (Registrant)

                                                By: /s/ Stephen M. Brett
                                                    ----------------------------
                                                    Name: Stephen M. Brett
                                                    Title: Senior Vice President

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                                  EXHIBIT INDEX

         Exhibits

         1.1 Underwriting Agreement, dated July 27, 1995, between the Representatives on behalf of the several Underwriters named in Exhibit B thereto and the Registrant.

         4.1      Form of 8% Senior Note due August 1, 2005.

         4.2      Form of 8 3/4% Senior Debenture due August 1, 2015.

         5.1 Opinion, dated July 31, 1995, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the Securities.

         24.1     Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).



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